Exhibit 10.7
EXECUTION VERSION
ASSIGNMENT, ASSUMPTION AND
AMENDMENT NO. 2 TO GUARANTY AGREEMENT
     THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 2 TO GUARANTY AGREEMENT (this “Amendment”) is made as of May 21, 2007 by and among TE PRODUCTS PIPELINE COMPANY, LIMITED PARTNERSHIP, a Delaware limited partnership (“TEPPCO”), MARATHON PETROLEUM COMPANY LLC, a Delaware limited liability company formerly known as Marathon Ashland Petroleum LLC (“MAP”), and MARATHON OIL CORPORATION, a Delaware corporation (“MARATHON”).
Recitals
     A. Centennial Pipeline LLC, a Delaware limited liability company (the “Company”), and The Prudential Insurance Company of America (“Prudential”) entered into a Master Shelf Agreement dated as of May 4, 2001, as amended by Letter Amendment No. 1 to Master Shelf Agreement dated as of the date hereof (as so amended, and as the same may be further amended, supplemented or otherwise modified from time to time, the “Shelf Agreement”), pursuant to which the Company issued and sold to Prudential the Company’s senior fixed rate term notes, in the aggregate principal amount of $140,000,000 (the “Notes”).
     B. In connection with the Shelf Agreement, Panhandle Eastern Pipe Line Company (“PEPL”), TEPPCO and MAP entered into a Guaranty Agreement dated as of May 4, 2001, as amended by Assignment, Assumption and Amendment No. 1 to Guaranty Agreement (such amendment, “Amendment No. 1”; such Guaranty Agreement, as so amended, as amended hereby, and as the same may be further amended, supplemented or otherwise modified from time to time, the “Sponsor Guaranty”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Sponsor Guaranty.
     C. Pursuant to Amendment No. 1, PEPL assigned to each of TEPPCO and MAP, and TEPPCO and MAP each assumed, 50% of the duties and obligations of PEPL under the Sponsor Guaranty.
     D. MAP is a wholly owned, indirect subsidiary of Marathon.
     E. MAP wishes to assign all of its rights and obligations under the Sponsor Guaranty to Marathon, and Marathon wishes to assume all of MAP’s rights and obligations under the Sponsor Guaranty, (ii) MAP has requested that it be released from all such obligations under the Sponsor Guaranty, and (iii) TEPPCO and Marathon have requested certain amendments to the Sponsor Guaranty.
     F. TEPPCO, MAP and Marathon have requested that Prudential consent and agree to such assignment, assumption, release and amendments and, subject to the terms and conditions set forth herein, Prudential is willing to consent and agree thereto.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Assignment, Assumption and Release.
     (a) Assignment. MAP hereby assigns to Marathon all of MAP’s right, title and interest in, to and under the Sponsor Guaranty.
     (b) Assumption. Marathon hereby accepts the foregoing assignment and assumes and agrees to perform all of MAP’s duties and obligations under and with respect to the Sponsor Guaranty.
     (c) Release. The foregoing assignment and assumption is hereby approved, and MAP is hereby absolutely, unconditionally and irrevocably released and discharged from any and all obligations under the Sponsor Guaranty.
     SECTION 2. Amendments to Sponsor Guaranty. The Sponsor Guaranty is hereby amended as follows:
     (a) Definition of Guarantors. The term “Guarantors” shall be deemed to refer collectively to TEPPCO and Marathon.
     (b) Amendments to Section 1(a). Section 1(a) is amended as follows:
     (i) The definition of “Acceptable Credit Support” is amended by deleting clause (v) thereof in its entirety and replacing such clause (v) with the following:
     “(v) at the sole option of one or more of the other Guarantors, a guaranty of such Guarantor’s Pro Rata Portion of the Guaranteed Obligations, substantially in the form of this Guaranty Agreement and provided by one or more of the other Guarantors which as of such date have a senior unsecured long-term debt rating of BBB- or better from S&P and Baa3 or better from Moody’s.”
     (ii) The following new definitions are hereby added to such Section 1(a), in the appropriate alphabetical positions:
     “‘Covenant Default’ shall mean, with respect to any Guarantor, that either (i) such Guarantor fails to perform or observe any term, covenant or agreement contained in Section 10(b) of this Guaranty Agreement or (ii) such Guarantor fails to perform or observe any agreement or covenant contained in Section 10(a) of this Guaranty Agreement, and, in the case of this clause (ii), such failure shall not be remedied within 30 days after any Responsible Officer of such Guarantor obtains actual knowledge thereof.
     ‘Marathon’ shall mean Marathon Oil Corporation, a Delaware corporation.

     ‘Responsible Officer’ shall mean, with respect to a Guarantor, the chief executive officer, chief operating officer, chief financial officer or chief accounting officer, or any other officer involved principally in its financial administration or its controllership function.”
     (iii) The definition of “Pro Rata Portion” is amended by deleting in its entirety the table set forth therein and replacing it with the following:
“TEPPCO            50%
Marathon           50%”
     (iv) The definitions of “Split Rating”, “Sponsor Default Event” and “Trigger Event” are amended by deleting such definitions in their entirety and replacing them with the following:
     “Split Rating” shall mean, with respect to any Guarantor, that such Guarantor possesses either (i) a senior unsecured long-term debt rating of BB+ from S&P and a senior unsecured long-term debt rating of Baa3 or better from Moody’s or (ii) a senior unsecured long-term debt rating of Ba1 from Moody’s and a senior unsecured long-term debt rating of BBB- or better from S&P.
     “Sponsor Default Event” shall mean, with respect to any Guarantor, that such Guarantor (i) possesses either of the following: (A) a senior unsecured long-term debt rating of BB+ or worse from S&P and a senior unsecured long-term debt rating of Ba2 or worse from Moody’s, or (B) a senior unsecured long-term debt rating of Ba1 or worse from Moody’s and a senior unsecured long-term debt rating of BB or worse from S&P; or (ii) either S&P or Moody’s ceases to maintain a senior unsecured long-term debt rating for such Guarantor. With respect to any Guarantor, a Sponsor Default Event shall also be deemed to have occurred if such Guarantor fails to comply with the provisions of either of clauses (a) or (b) of Section 12 hereof, within the time periods specified therein.
     “Trigger Event” shall mean, with respect to any Guarantor, that such Guarantor possesses any of the following: (i) a senior unsecured long-term debt rating of BB+ from S&P and a senior unsecured long-term debt rating of Ba1 from Moody’s; (ii) a senior unsecured long-term debt rating of BBB- or better from S&P and a senior unsecured long-term debt rating of Ba2 or worse from Moody’s; or (iii) a senior unsecured long-term debt rating of Baa3 or better from Moody’s and a senior unsecured long-term debt rating of BB or worse from S&P.

     (c) Amendment of Section 12. Section 12 is amended as follows:
     (i) Clause (a) of Section 12 is amended by deleting such clause (a) in its entirety and replacing it with the following:
     “(a) Split Rating.
     (i) In the event any Guarantor receives a Split Rating, such Guarantor shall at its option, exercised by written notice to each holder of Notes within five Business Days after the announcement by S&P or Moody’s, as applicable, of the rating downgrade that results in such Split Rating, provide the holders of Notes with either (A) from such Guarantor or the applicable Subsidiary of such Guarantor holding membership interests in the Company, as applicable, a first priority perfected pledge of and security interest in such Guarantor’s or such Subsidiary’s membership interest in the Company, which shall be subject to no options, rights of first refusal or other restrictions on transfer, within 10 Business Days following the date of such notice from such Guarantor, by executing and delivering, or causing such Subsidiary to execute and deliver, a Pledge Agreement in substantially the form attached hereto as Exhibit B, and by performing and satisfying, or causing such Subsidiary to perform and satisfy, all of the terms and conditions set forth therein with respect to creation and perfection of such pledge and security interest, or (B) Acceptable Credit Support within 30 Business Days following the date of such notice from such Guarantor, which collateral or other credit support shall also be upon terms and conditions and pursuant to documentation in form and substance reasonably satisfactory to the Required Holder(s).
     (ii) Any pledge of membership interests by a Guarantor, or by a Subsidiary of such Guarantor, following such Guarantor’s receipt of a Split Rating will be released by the holders of Notes if such Guarantor (A) reestablishes both (I) a senior unsecured long-term debt rating of BBB- or better from S&P and (II) a senior unsecured long-term debt rating of Baa3 or better from Moody’s or (B) provides Acceptable Credit Support.
     (iii) For avoidance of doubt, (A) no Credit Fee shall be assessed in the event of a Split Rating and (B) so long as a Sponsor Default Event shall not have been deemed to have occurred as a result of a Guarantor’s failure to comply with the provisions of this Section 12(a) within the time periods specified herein, the providing of Acceptable Credit Support shall not be required in the event of a Split Rating, but shall instead be provided only at the option of the applicable Guarantor in lieu of pledging its membership interest, or causing its applicable Subsidiary to pledge such Subsidiary’s membership interest, in the Company.”; and

     (ii) Clause (d)(i) of such Section 12 is amended by deleting such clause (d)(i) in its entirety and replacing it with the following:
     “(i) Upon a determination that a Representation Default or a Covenant Default with respect to any Guarantor has occurred, the Required Holder(s), at their option and by written notice delivered to such Guarantor, may require that such Guarantor provide Acceptable Credit Support, which may be in any form of Acceptable Credit Support other than that specified in clause (iv) of the definition thereof, as security for payment of such Guarantor’s Pro Rata Portion of the Guaranteed Obligations.”
     (d) Amendment of Section 13. Section 13 is amended by deleting such Section in its entirety and replacing it with the following:
“13.	TERMINATION AND RELEASE. Subject to the provisions of Section 7, and except to the extent that any Guarantor’s obligations arising hereunder prior to such time have not been fulfilled, this Guaranty Agreement shall terminate and each of the Guarantors shall be absolutely, unconditionally and irrevocably released and discharged of any and all obligations hereunder upon the indefeasible payment in full of the Notes and all other Guaranteed Obligations.”
     (e) Amendment of Section 15. Section 15 is amended by deleting such Section in its entirety and replacing it with the following:
“15.	NOTICES. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing, and any such communication shall become effective when received, addressed in the following manner: (a) if to TEPPCO, to it at 1100 Louisiana Street, Houston, TX 77002, Attention: General Counsel, (b) if to Marathon, to it at 5555 San Felipe Road, Houston, Texas 77056, Attention: Treasurer, or (c) if to any holder of a Note, to the respective addresses set forth in the Information Schedule to the Shelf Agreement; provided, however, that any such addressee may change its address for communications by notice given as aforesaid to the other parties hereto.”
     SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”), subject to the following conditions:
     (a) Certain Documents. Prudential shall have received the following, each duly executed and in form, scope and substance satisfactory to Prudential:
     (i) a counterpart of this Amendment;
     (ii) a certificate of the Secretary or other officer of each of TEPPCO (or of its general partner) and Marathon, (A) attaching resolutions evidencing approval of the transactions contemplated by this Amendment and any other documents to be executed and delivered in connection herewith or therewith and the execution, delivery and performance thereof, authorizing certain officers to execute and deliver the same, and certifying that such resolutions were duly and validly adopted and have not since been amended, revoked or rescinded, (B) attaching copies of the constitutive documents of TEPPCO (and of its general partner) or Marathon, as applicable, or, in the case of TEPPCO, certifying that there have been no changes to such constitutive documents since May 4, 2001, (C) certifying as to the names, titles and true signatures of the officers or other authorized persons of TEPPCO (or of its general partner) or Marathon, as applicable, authorized to sign, on behalf of TEPPCO or Marathon, as applicable, this Amendment and any other documents to be executed and delivered in connection herewith or therewith, (D) attaching good standing certificates from the jurisdiction of organization of TEPPCO (and of its general partner) or Marathon, as applicable, and (E) certifying that no dissolution or liquidation proceedings as to TEPPCO (and its general partner) or Marathon, as applicable, have been commenced or are contemplated;
     (iii) a favorable opinion of Michael F. Jordan, General Attorney at MAP and New York counsel for Marathon, a favorable opinion of special New York counsel to TEPPCO and favorable opinions of counsel to each of TEPPCO (and its general partner) and Marathon (each such counsel to be reasonably acceptable to such Purchaser), in each case in form, scope and substance reasonably satisfactory to Prudential, and as to such matters as Prudential may reasonably require; and
     (iv) any additional documents or certificates as may be reasonably requested by Prudential.
     (b) Representations and Warranties; No Default; No Material Adverse Effect. After giving effect to this Amendment and the transactions contemplated hereby, (i) the representations and warranties of TEPPCO and Marathon contained in this Amendment and the Sponsor Guaranty shall be true on and as of the date hereof, (ii) there shall exist on the date hereof no Event of Default or Default (as such terms are defined in the Shelf Agreement), and (iii) on the date hereof there shall exist or have occurred no condition, event or act which could reasonably be expected to have a Material Adverse Effect.
     (c) Proceedings. All corporate, partnership, limited liability company and other actions taken or to be taken in connection with the transactions contemplated hereby and all documents incident to the foregoing shall be satisfactory in form, scope and substance to Prudential, and Prudential shall have received all such counterpart originals or certified or other copies of such documents as Prudential may reasonably request.
     SECTION 4. Representations and Warranties. In order to induce Prudential to consent and agree to this Amendment, each of Marathon and TEPPCO represents and warrants that after giving effect to this Amendment, the representations and warranties made by it in the Sponsor Guaranty shall be true and correct on and as of the Effective Date.
     SECTION 5. Miscellaneous.
     (a) Except as specifically amended herein, the Sponsor Guaranty shall remain in full force and effect, and is hereby ratified and confirmed.

     (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly set forth herein, operate as a waiver of any right, power or remedy of any holder or holders of Notes, nor constitute a waiver of any provision of the Sponsor Guaranty, the Shelf Agreement, the Notes or any other document, instrument or agreement executed and delivered in connection with the Sponsor Guaranty.
     (c) THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.
     (d) This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document. Delivery of this Amendment may be made by telecopy of a duly executed counterpart copy hereof.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the date first above written.

TE PRODUCTS PIPELINE COMPANY, LIMITED PARTNERSHIP

	By:	TEPPCO GP, Inc., its sole general partner

		By:	/s/ William G. Manias
Name: William G. Manias
Title: Vice President and Chief Financial Officer

MARATHON PETROLEUM COMPANY LLC

By:	/s/ J. Douglas Sparkman

Name: J. Douglas Sparkman
Title: Senior Vice President

MARATHON OIL CORPORATION

By:	/s/ Paul C. Reinbolt

Name: Paul C. Reinbolt
Title: Vice President, Finance & Treasurer
HOLDER OF NOTES (To evidence consent to
the assignment, assumption and amendment hereby
of the Sponsor Guaranty and release of MAP therefrom):

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brian N. Thomas Vice President
Signature Page to Assignment, Assumption and
Amendment No. 2 to Guaranty Agreement